CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 30, 2012	Jan. 01, 2012
Treasury stock, shares	2,021	2,014
Common Stock
Common stock, par value	$ 1.00	$ 1.00
Common stock, Authorized	101,000	101,000
Common stock, Issued	26,528	26,389
Common Class A
Common stock, par value	$ 1.00	$ 1.00
Common stock, Authorized	9,450	9,450
Common stock, Issued	4,725	4,725